UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2017

EMISPHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17758	13-3306985
(State or other jurisdiction of incorporation)	(Commission File Number)	18(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-532-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders .

The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 18, 2017. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 14, 2017.

Proposal No. 1 – Election of Directors. The stockholders elected each of the Board’s nominees for director, to serve a term expiring at the third succeeding annual meeting after their election or until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Name	For	Withheld	Broker Non-Vote
Mark H. Racheksy, MD	21,573,953	1,060,663	24,941,543
Michael Wesier, MD, PhD	21,578,498	1,056,118	24,941,543

Proposal No. 2 – Advisory Approval of Executive Compensation . The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
21,268,686	1,234,617	131,313	24,941,543

Proposal No. 3 – Advisory Vote on the Frequency of the Approval of Executive Compensation. The stockholders approved, on an advisory basis, that a stockholder vote to approve the compensation of the Company’s named executive officers should occur every year by the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstained
21,729,603	269,317	394,471	241,225

Proposal No. 4 – Approval of the Company’s 2017 Equity Incentive Plan. The stockholders approved the Company’s 2017 Equity Incentive Plan by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
21,195,561	1,294,284	144,771	24,941,543

Proposal No. 5 – Ratification of Appointment of Certified Public Accountants. The stockholders ratified, by non-binding vote, the appointment of RSM US LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017, by the votes set forth in the table below:

For	Against	Abstained
43,226,400	3,857,857	491,902

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

May 23, 2017	By:	/s/ Alan L. Rubino
Name: Alan L. Rubino Title: President & Chief Executive Officer